UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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THE CAMPBELL MULTI-STRATEGY TRUST
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CAMPBELL MULTI-STRATEGY TRUST

2850 Quarry Lake Drive
Baltimore, Maryland 21209

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
June 14, 2013

TO THE SHAREHOLDERS OF THE CAMPBELL MULTI-STRATEGY TRUST:

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of The Campbell Multi-Strategy Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Campbell & Company Investment Adviser LLC (the “Adviser”), 2850 Quarry Lake Drive, Baltimore, Maryland 21209, on June 14, 2013, at 11:00a.m. to consider and vote on the following matters:

(1) the election of five Trustees; and

(2) the transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Trust has set the close of business on April 30, 2013 as the record date for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only shareholders of record at the close of business on that day will be entitled to vote.

Shareholders are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. To save the Trust the expense of additional proxy solicitation, you are urged to complete, sign and date the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend the Meeting. You may also provide your vote via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By Order of the Board of Trustees

/s/ Thomas P. Lloyd

Thomas P. Lloyd, Secretary
Baltimore, Maryland
Dated: May 15, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 14, 2013

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR
THE TRUST ARE AVAILABLE AT WWW.proxy-direct.COM/CAM-24584

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PROXY STATEMENT

THE CAMPBELL MULTI-STRATEGY TRUST
2850 Quarry Lake Drive
Baltimore, Maryland 21209

SPECIAL MEETING OF SHAREHOLDERS
June 14, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of The Campbell Multi-Strategy Trust, a Delaware statutory trust (the “Trust”), to be voted at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Campbell & Company Investment Adviser LLC (the “Adviser”), 2850 Quarry Lake Drive, Baltimore, Maryland 21209, on June 14, 2013, at 11:00 a.m. The approximate mailing date of this Proxy Statement is May 14, 2013.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Trustees nominated by the Board.

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice of the revocation to the Secretary of the Trust at the Trust’s address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. Only shareholders of record present in person or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The Board has fixed the close of business on April 30, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of record on the Record Date will be entitled to one vote for each share of common unit of beneficial interest in the Trust (each such share a “Share”) (with each fractional Share is entitled to a proportionate fractional vote), with no Shares having cumulative voting rights. As of April 30, 2013, the Trust had outstanding 110,772.075 Shares.

The Board knows of no business other than the election of Trustees to be considered at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

The Trust sends annual and semi-annual reports to shareholders. The Trust will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report to shareholders upon request to the Trust at 2850 Quarry Lake Drive, Baltimore, Maryland 21209 Attn: Fund Operations (or call 1-800-698-7235). Shareholders may contact such number to obtain directions to be able to attend the Meeting and vote in person. The Trust’s Annual Report to Shareholders for the year ended December 31, 2012 was previously mailed to its shareholders.

ELECTION OF TRUSTEES

The Board currently consists of four Trustees. Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust’s Bylaws, Trust Agreement or by statute. At the Meeting, five Trustees will be elected. The Board has nominated G. William Andrews and the four current Trustees: Douglas W. Brinkley, Russell A. Fleming, Robert G. Merrick and Robert E. Patterson (collectively, the “Board Nominees”) for election to the Board.

Douglas W. Brinkley, Russell A. Fleming and Robert G. Merrick have each served as a Trustee of the Trust since 2005. Robert E. Patterson has served as a Trustee since 2011. G. William Andrews is the Chief Executive Officer of the Trust. Shareholders will consider electing all five Board Nominees at the Meeting. The Board Nominees have indicated an intention to serve, or continue to serve, as the case may be, if elected, and have consented to being named in this Proxy Statement.

The Board recommends a vote FOR the election of each of Douglas W. Brinkley, Russell A. Fleming, Robert G. Merrick, Robert E. Patterson and G. William Andrews. Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of each of Messrs. Brinkley, Fleming, Merrick, Patterson and Andrews.

The Board knows of no reason why any of the Board Nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Trustees may recommend. Messrs. Brinkley, Fleming, Merrick and Patterson are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). It is currently expected that any substitute nominee(s) for Messrs. Brinkley, Fleming, Merrick and Patterson will similarly not be “interested persons” of the Trust.

The following table identifies the Board Nominees for election to the Board and sets forth certain biographical information about the Board Nominees:

Non-Interested Trustees/Board Nominees

Name, Address* and Age of Trustee/Board Nominee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Public Trusteeships/ Directorships

Douglas W. Brinkley (49)	Trustee	Trustee since June 2005	Senior Managing Director/Principal of Cassidy Turley (f/k/a Colliers Pinkard), a commercial real estate leasing, sales and property management consulting firm, since 1986.	One	None

Russell A. Fleming (48)	Trustee	Trustee since June 2005	President, Fleming Financial Services, P.C., since 1999.	One	None

Robert G. Merrick (55)	Chairman of the Board of Trustees & Trustee	Trustee since June 2005	Senior Partner, AlphaMetrix Group LLC since 2009; Partner, Brown Advisory Inc., from 2008 to 2009; Partner, Global Domain Partners, LLC, from 2004 to 2008.	One	None

Robert E. Patterson (58)	Trustee	Trustee since March 2011	General Counsel and Chief Operating Officer of Signal Hill Holdings, LLC since August 2006 and Director of Global Compliance for Legg Mason, Incorporated from December 2005 to August 2006.	One	None

*	The address of each Board Nominee is c/o The Campbell Multi-Strategy Trust, 2850 Quarry Lake Drive, Baltimore, Maryland 21209.
**	Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust’s Bylaws, Trust Agreement or by statute.
***	As of the date of this Proxy Statement, the Trust is the only investment vehicle managed by the Adviser or its affiliates that is registered under the Investment Company Act.

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Interested Trustee/Board Nominee

Name, Address* and Age of Trustee/Board Nominee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer***	Other Public Trusteeships/ Directorships

G. William Andrews (41)****	Chief Executive Officer	Chief Executive Officer since November 2012	Director of Campbell & Company, Inc., an affiliate of the Adviser and a registered commodity trading advisor, and Chief Executive Officer of Campbell & Company, Inc., the Adviser and the Trust since November 2012; Director of Campbell Financial Services, Inc., an SEC-registered broker-dealer and Financial Industry Regulatory Authority, Inc. (“FINRA”) member, since November 2012; Member of Campbell & Company’s Investment Committee since March 2010; Co-Director of Research since November 2011 until October 2012; Chief Operating Officer of Campbell & Company from January 2010 to May 2012; Vice President: Director of Operations from April 2007 to January 2010; Vice President: Director of Research Operations from March 2006 to April 2007; Vice President and Chief Operating Officer of the Adviser and the Trust from March 2010 to June 2012.	One	None

*	The address of each Board Nominee and Officer listed is c/o Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209.
**	Each Trustee and Officer serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust’s Bylaws, Trust Agreement or by statute.
***	As of the date of this Proxy Statement, the Trust is the only investment vehicle managed by the Adviser or its affiliates that is registered under the 1940 Act.

****	Mr. Andrews is an “interested person” of the Trust, as defined in the 1940 Act, based on his positions with the Adviser and Campbell & Company.

Information About the Trustees’ Experience, Qualifications, Attributes and Skills

The Board believes that the Trustees (including each of the Board Nominees) have the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees to lead to the conclusion that each Trustee should serve in such capacity in light of the Trust’s business and structure. Each Trustee has a substantial business and professional background and/or board experience that indicate his ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of the Trust; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

When considering whether trustees and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Trustees to satisfy its oversight responsibilities effectively in light of the Trust’s business and structure, the Nominating Committee and the Board of Trustees emphasized the information discussed in each of the Trustees’ individual biographies set forth above. In particular, with regard to Mr. Andrews, the Board of Trustees considered his strong background in the investment management industry, believing in particular that Mr. Andrews’ experience as the Chief Executive Officer of the Adviser is valuable to the Trust. Furthermore, the Board of Trustees considered his significant experience, expertise and background with regard to all aspects the Adviser’s operations. In this capacity, Mr. Andrews has served in various leadership roles since April 1997. Additionally, the Board of Trustees considered Mr. Andrews substantial academic and professional background prior to joining the Adviser. With regard to Mr. Brinkley, the Board considered that in addition to his tenure serving as a Trustee for the Trust since June 2005, Mr. Brinkley has more than 25 years business experience, focused in the commercial real estate leasing, sales and property management consulting business. With regard to Mr. Fleming, the Board considered that, in addition to his tenure serving as a Trustee of the Trust since June 2005, Mr. Fleming, a CPA, has more than 20 years business experience in the financial services industry, and is designated as an Audit Committee financial expert. With regard to Mr. Merrick, the Board considered that, in addition to his tenure serving as a Trustee of the Trust since June 2005, Mr. Merrick has more than 25 years of business experience in the investment management industry. With regard to Mr. Patterson, the Board considered that, in addition to his tenure serving as a Trustee of the Trust since March 2011, Mr. Patterson, an attorney, has over 20 years of experience handling legal, compliance and regulatory matters for the financial services industry.

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References to the experience, qualifications, attributes and skills of each Trustee are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater duty or liability on any such Trustee or on the Board.

Leadership Structure and Oversight Responsibilities of the Board of Trustees

The Board is responsible for the oversight of the Trust’s operations. The Board currently consists of four trustees, all of whom are Independent Trustees. The Board has established a Nominating Committee, which consists of all of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act, and an Audit Committee to assist the Board in the oversight of the management and affairs of the Trust.  Each of the Independent Trustees is a member of each of the Nominating Committee and the Audit Committee. The Trustees have designated Mr. Merrick to serve as the Chairman of the Board (the “Chairman”). Mr. Merrick has been active in investment management since 2005.

The Chairman presides at each Board meeting, approves the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Trustees and Trust management. The Independent Trustees believe that the utilization of an Independent Chairman provides an efficient structure for them to coordinate with Trust management in carrying out their responsibilities. The Independent Trustees regularly meet as a group and the Chairman plays an important role in communicating with Trust management and in identifying matters of special interest to be addressed by Trust management with the Board. The Chairman may also perform such other functions as may be requested by the Trustees from time to time. Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees.

The Board of Trustees’ risk management role within the Trust is one of informed oversight. The Board has emphasized to Trust management the importance of maintaining vigorous risk management policies and procedures. Oversight of the risk management process is part of the Board’s general oversight of the Trust and its service providers. The Audit Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Trust management.

The Trust’s operations entail a variety of risks including, but not limited to, investment risk, counterparty risk, valuation risk, risk of operational failure or business continuity failure, legal compliance and regulatory risks. Through processes and procedures implemented by the Trust, Trust management identifies key risks that may affect the Trust and brings these risks to the attention of the Board of Trustees at Board meetings. The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Trust’s Chief Compliance Officer as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. For example, the Audit Committee discusses the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust. The Board reviews valuation policies and procedures. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Trust. The Board reviews its role in overseeing the Trust’s risk management from time to time and may make changes in its discretion at any time.

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Additional Information Concerning Trustees

Committees and Trustees’ Meetings. The Board has a standing Audit Committee, and for this purpose a standing Nominating Committee, each of which consists of all of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act, and are “independent” as defined in the New York Stock Exchange listing standards 303A.02(b) The principal responsibilities of the Audit Committee and the Nominating Committee are described below.  The Trust has no standing Compensation Committee.

During the fiscal year ended December 31, 2012, the Board of Trustees held four meetings, the Audit Committee held five meetings, and the Nominating Committee held no meetings. Each Trustee currently in office attended at least 75% of the aggregate number of meetings of the Board of Trustees held during the period for which he served. Similarly, each member of the Audit Committee attended at least 75% of the aggregate number of meetings held during the period.

Report of the Audit Committee. The following is a report by the Trust’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.

Pursuant to the Audit Committee Charter, as updated and adopted by the Trust’s Board of Trustees in 2007, the Audit Committee’s principal responsibilities are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Trust; (ii) discuss with the independent registered public accounting firm certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent registered public accounting firm and recommend that the Board of Trustees take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls and Trust management’s responses thereto. The Audit Committee may retain independent legal counsel to assist it in connection with these duties. A copy of the Audit Committee Charter is attached hereto as Appendix A.

The Board has determined that Russell Fleming is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Trustees; nor will it reduce the responsibility of the other Audit Committee members.

The Audit Committee has received written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board from Deloitte & Touche LLP (“D&T”), the Trust’s independent accountants, and discussed with D&T certain matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by D&T is compatible with maintaining the independence of those accountants. At its meeting held February 21, 2013, the Audit Committee reviewed and discussed the audit of the Trust’s financial statements with Trust management and D&T. The Audit Committee discussed with D&T their independence and considered whether the provision of services by D&T to the Trust and to the Adviser was compatible with maintaining D&T’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the Trust’s audited financial statements be included in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2012.

Submitted by the Audit Committee of the
Board of Trustees of the Trust

Robert G. Merrick, Chairman
Douglas W. Brinkley
Russell A. Fleming
Robert E. Patterson

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Nominating Committee; Consideration of Potential Board Nominees. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Trustees of the Trust and to recommend any such nominees for consideration by the full Board of Trustees. While the Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by investors in the Trust or by Trust management as it deems appropriate. Shareholders who wish to recommend a nominee for Trustee should send nominations to the Secretary of the Trust that include the biographical information and set forth the qualifications of the proposed nominee. Candidates must not be “interested persons” of the Trust or the Trust’s investment adviser within the meaning of the 1940 Act. In considering candidates recommended by Trust shareholders, the Committee will take into account the provisions of the Committee’s charter and objectives of the shareholders in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders. A copy of the Nominating Committee Charter is attached hereto as Appendix B.

Shareholders recommending potential trustee candidates to the Nominating Committee must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Nominating Committee’s Chair. Notice to the Nominating Committee’s Chair should be provided in accordance with the deadline specified in the Trust’s Bylaws and include the information required by the Trust’s Bylaws.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Committee meets at least annually to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Committee may meet more frequently if vacancies on the Board occur during a given year.

The Nominating Committee has adopted the following criteria for identifying and evaluating potential nominees to serve as Independent Trustees:

In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee of the Trust, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Trust management, the investment adviser or manager of the Trust, Trust service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policy.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.  The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential trustee candidates. Although the Nominating Committee has no specific policy regarding diversity, when considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Trust and leadership experience are complementary to the existing Trustees’ qualities.

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In accordance with its Charter, the Nominating Committee met and considered nominations for Trustees of the Trust. The Nominating Committee determined to nominate each of Messrs. Brinkley, Fleming, Merrick and Patterson for re-election as Trustees of the Trust, and to nominate Mr. Andrews for election as a Trustee. Mr. Patterson was appointed by the Trustees to the Board in 2011, and was recommended to the Board by the Adviser’s Chief Compliance Officer The Nominating Committee may modify its policies and procedures for Trustee nominees and recommendations from time to time in response to changes in the Trust’s needs and circumstances, and as applicable legal standards change.

Communications with the Board of Trustees. Shareholders may send written communications to the Trust’s Board of Trustees or to an individual Trustee by mailing such correspondence to the Secretary of the Trust addressed to The Campbell Multi-Strategy Trust, 2850 Quarry Lake Drive, Baltimore, Maryland 21209. Such communications must be signed by the shareholder and identify the shareholder’s identification number for shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Board of Trustees. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must continue to meet all the requirements of Rule 14a-8, as amended from time to time.

Compensation of Trustees. The Trust pays to each Independent Trustee $6,250 per quarter, for an aggregate annual compensation of $25,000 for his services to the Trust.

The following table sets forth, for the fiscal year ended December 31, 2012, compensation (not including expense reimbursements) paid by the Trust to its Trustees and the aggregate compensation paid to the Trustees by all registered investment companies advised by the Adviser:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees *
Independent Trustees
Douglas W. Brinkley	$25, 000	None	$25, 000
Russell A. Fleming	$25, 000	None	$25, 000
Robert G. Merrick	$25, 000	None	$25, 000
Robert E. Patterson	$25, 000	None	$25, 000

*	As of the date of this Proxy Statement, the Trust is the only investment vehicle managed by the Adviser or its affiliates that is registered under the 1940 Act.

Officers of the Trust. Officers of the Trust are annually elected and appointed by the Trustees and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Trust is set out below:

Name, Address* and Age of Officer	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer***	Other Public Trusteeships/ Directorships

G. William Andrews (41)****	Chief Executive Officer	Chief Executive Officer since November 2012	Director of Campbell & Company, Inc., an affiliate of the Adviser and a registered commodity trading advisor, and Chief Executive Officer of Campbell & Company, Inc., the Adviser and the Trust, since November 2012; Director of Campbell Financial Services, Inc., an SEC-registered broker-dealer and FINRA member, since November 2012; Member of Campbell & Company’s Investment Committee since March 2010; Co-Director of Research since November 2011 until October 2012; Chief Operating Officer of Campbell & Company from January 2010 to May 2012; Vice President: Director of Operations from April 2007 to January 2010; Vice President: Director of Research Operations from March 2006 to April 2007; Vice President and Chief Operating Officer of the Adviser and the Trust from March 2010 to June 2012.	One	None

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Name, Address* and Age of Officer	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer***	Other Public Trusteeships/ Directorships

Gregory T. Donovan (41)	Chief Financial Officer, Treasurer and Assistant Secretary	Chief Financial Officer since July 2008; Treasurer and Assistant Secretary since April 2007	Chief Financial Officer and Treasurer of Campbell & Company, Inc., an affiliate of the Adviser and a registered commodity trading advisor, since July 2008; Senior Vice President of Accounting and Finance thereof, from October 2006 to July 2008; Treasurer of Campbell & Company International Bahamas Limited, an international business company incorporated in The Bahamas, since May 2010; Vice President, Chief Financial Officer and Treasurer of Campbell Financial Services, Inc., a registered broker-dealer, since October 2009; Chief Financial Officer of the Adviser since July 2008; Treasurer and Assistant Secretary of the Adviser since April 2007; Director in the Financial and Economic Consulting Practice of Huron Consulting Services from November 2003 to October 2006.	One	None

Michael S. Harris (38)	President	President since November 2012	President of the Trust, Director of Campbell & Company, Director of Campbell Financial Services, Inc., an SEC- registered broker-dealer and FINRA member, President of both Campbell & Company and the Adviser, since November 2012; member of Campbell & Company’s Investment Committee since November 2012; Vice President and Director of Trading of Campbell & Company from June 2006 to October 2012 and as Deputy Manager of Trading from September 2004 to May 2012.	One	None

Thomas P. Lloyd (53)	Chief Compliance Officer, Secretary and Assistant Treasurer	Secretary, Chief Compliance Officer and Assistant Treasurer since September 2005	General Counsel and Executive Vice President-Legal and Compliance and Secretary of Campbell & Company, Inc., an affiliate of the Adviser and a registered commodity trading advisor, since September 2005; Secretary of Campbell & Company International Bahamas Limited, an international business company incorporated in The Bahamas, since May 2010; Vice President, Chief Compliance Officer, Secretary and a Director of Campbell Financial Services, Inc., a registered broker-dealer, since October 2009; Secretary, Chief Compliance Officer and Assistant Treasurer of the Adviser since September 2005.	One	None

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Name, Address* and Age of Officer	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer***	Other Public Trusteeships/ Directorships

Tracy Wills-Zapata (42)	Vice President	Vice President since December 2008	Managing Director – Business Development of Campbell & Company, an affiliate of the Adviser and registered commodity trading advisor, since January 2007, Managing Director of Institutional Business Development thereof from February 2006 to January 2007; Vice President and a Director of Campbell Financial Services, Inc., a registered broker-dealer, since October 2009; Vice President of the Adviser since December 2008.	One	None

*	The address of each Trustee and Officer listed is c/o Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209.
**	Each Trustee and Officer serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Trust’s Bylaws, Trust Agreement or by statute.
***	As of the date of this Proxy Statement, the Trust is the only investment vehicle managed by the Adviser or its affiliates that is registered under the 1940 Act.
****	Mr. Andrews is an “interested person” of the Trust, as defined in the 1940 Act, based on his positions with the Adviser and Campbell & Company.

Share Ownership

Information relating to each Trustee’s and Board Nominee’s ownership as of April 30, 2013 in the Trust is set forth below:

Name of Trustee/ Board Nominee	Aggregate Dollar Range Ownership of Shares in the Trust[1]	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee in Campbell Family of Investment Companies[1,2]	Value of Securities[1]	Number of Shares
Independent Trustees
Douglas W. Brinkley	None	None	None	None
Russell A. Fleming	None	None	None	None
Robert G. Merrick	None	None	None	None
Robert E. Patterson	None	None	None	None
Interested Trustee Nominee & Officer
G. William Andrews	None	None	None	None

Officers
Gregory T. Donovan	None	None	None	None
Michael S. Harris	None	None	None	None
Thomas P. Lloyd	Over $100,000	Over $100,000	$1,434.90	191.002
Tracy Wills-Zapata	None	None	None	None

1 Shares of the Trust are not owned directly, but through the Campbell & Company 401(k) Plan. The valuation date of the Trust shares was April 30, 2013.

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2 As of the date of this Proxy Statement, the Trust is the only investment vehicle managed by the Adviser or its affiliates that is registered under the 1940 Act.

As of April 30, 2013, the current Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Trust. At such date, all of the officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Adviser and the Adviser’s affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of April 30, 2013, there were 110,772.075 Shares of the Trust outstanding. The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of its outstanding Shares as of the Record Date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Units of Beneficial Interests in the Trust Beneficially Owned
D. Keith Campbell c/o Keith Campbell Family Office 2850 Quarry Lake Drive Baltimore, Maryland 21209	14,270.284 Shares	12.88%

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Trust. The Trust will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Trust. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Trust has retained Computershare Limited (“Computershare”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $1,046, together with reimbursement of such firm’s expenses. Computershare is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principle accountant, D&T, for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,000 for 2012 and $62,500 for 2011

Audit Related Fees

There were no audit related fees billed to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 for assurance and related services rendered by the principle accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under “Audit Fees” above.

Tax Fees

There were no tax fees billed for the fiscal years ended December 31, 2012 and December 31, 2011 for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

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All Other Fees

There were no other fees billed for the fiscal years ended December 31, 2012 and December 31, 2011 for products and services provided to the registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

No services included in the paragraphs above entitled “Audit Related Fees”, “Tax Fees” or “All Other Fees” were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

There were no aggregate non-audit fees billed by the D&T for services rendered to the registrant or the Adviser for the fiscal years ended December 31, 2012 and December 31, 2011.

The Audit Committee has considered whether the provisions of any non-audit services rendered to the registrant’s investment adviser that were not pre-approved pursuant (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining D&T’s independence.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the independent registered public accounting firm (“independent accountants”), including the fees to be paid therefor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings.

Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Trust to the independent accountants in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated.

Additionally, the Audit Committee shall pre-approve the independent accountants’ engagements for non-audit services with the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Trust in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Trust, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent accountants by the Trust, the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

The independent accountants may not perform contemporaneously any of the following non-audit services for the Trust:

1.	bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

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8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

D&T does not currently intend to have any representatives at the Special Meeting. However, if requested by any shareholder, representatives of D&T will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

Voting Requirements

A quorum of shareholders is required to take action at a shareholder meeting. The holders of Shares entitled to cast one-third of the votes, present in person or by proxy, shall constitute a quorum. Each Board Nominee shall be elected by a plurality of the votes cast by the holders of Shares of the Trust, present in person or represented by proxy at a meeting with a quorum present. This means that the five nominees with the most votes will be elected.  Therefore, it is anticipated that all nominees will be elected.

All votes will be cast by the proxy holders in accordance with the directions on the proxies; if no direction is indicated, the Shares will be voted FOR the election of each Board Nominee.

Votes cast by proxy will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withhold votes and “broker non-votes,” if any, as present for purposes of determining a quorum. If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your Shares will be voted FOR each Board Nominee.

Broker Non-Votes and Abstentions

The Trust expects that broker-dealer firms holding Shares of the Trust in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to cast their votes on the proposal before the Meeting. The Trust understands that under the rules of the New York Stock Exchange, broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Trust to vote on the election of a Trustee if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The Shares as to which proxies are returned and as to which broker-dealer firms are prohibited from voting because they have not received instructions from the beneficial owner (“broker non-votes”), as well as the Shares as to which proxies are returned by record shareholders but which are marked “abstain” on any proposal will be included in the Trust’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Trustees.

Shareholder Proposals

The Trust does not hold annual meetings of shareholders. Any shareholder that wishes to present a proposal at a future meeting of shareholders may submit that proposal in writing to the attention of the Board, c/o Campbell Multi-Strategy Trust, 2850 Quarry Lake Drive, Baltimore, Maryland 21209. Such proposals must be received at a reasonable time before the Trust begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee that the proposal will be included in the Trust’s proxy materials.

Other Matters

With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

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Address of Investment Adviser

The principal business address of Campbell & Company Investment Adviser LLC is 2850 Quarry Lake Drive, Baltimore, Maryland 21209.

By Order of the Board of Trustees

/s/ Thomas P. Lloyd

Thomas P. Lloyd,
Secretary
Baltimore, Maryland
Dated: May 15, 2013

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APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF

THE CAMPBELL MULTI-STRATEGY TRUST

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Trustees (the “Board”) of The Campbell Multi-Strategy Trust (the “Trust”). The Committee will also serve as the Trust’s “Qualified Legal Compliance Committee.” This Charter will be reviewed annually by the Audit Committee and approved annually by the Board.

Purpose

The purpose of the Audit Committee shall be: (a) to oversee generally the Trust’s accounting and financial reporting policies and practices, its internal controls, and as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and (c) to review the independent accountant’s qualifications and independence and to act as a liaison between the Trust’s independent accountants and the full Board.

Authority

The Audit Committee has been duly established by the Board and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Audit Committee

The Audit Committee shall be composed of at least three Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Audit Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an affiliated person of the Trust. Such Trustees shall designate the Chair of the Audit Committee. Each member of the Audit Committee shall serve until a successor is appointed.

At least annually, the Board shall determine whether one or more “audit committee financial experts,” as such term is defined by the Securities and Exchange Commission, are members of the Audit Committee and whether such expert is not an “interested person” of the Trust. Such determination shall be disclosed as required in the Trust’s Form N-CSR.

Meetings

The Audit Committee shall meet at least twice each year. Additional meetings shall be held as deemed appropriate by the Chair of the Audit Committee. A quorum for purposes of conducting a meeting shall be more than 50% of the members present at such meeting. Minutes of the meetings of the Audit Committee will be prepared and circulated to all members of the Audit Committee for review and comment in a timely manner.

Responsibilities of the Audit Committee

A.	Independent Accountant Oversight

The Audit Committee shall provide assistance to the Board in fulfilling its responsibilities to the Trust and its members and potential members, and the investment community relating to accounting matters and reporting practices of the Trust and to the quality and integrity of the financial statements of the Trust. In so doing, it is the responsibility of the Audit Committee to maintain communications among the Board, the independent public accountants of the Trust and the individuals who provide financial and executive management to the Trust (“Management”).

In carrying out these responsibilities, the Audit Committee shall:

1.	Be responsible for the appointment, compensation, and oversight of the duties of the independent accountants employed by the Trust for the purpose of preparing or issuing the annual audit report or related services. The Audit Committee will also be responsible for the resolution of any disagreements between Management and the Trust’s independent accountants regarding financial reporting. Such independent accountants shall report directly to the Audit Committee.

2.	Obtain receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust consistent with Independence Standards Board Standard 1 and evaluate the independence of the independent accountants. From time to time, evaluate whether the independent accountants are in compliance with the audit partner rotation requirement and the conflict of interest requirement of Section 10A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and also evaluate whether the independent accountants were improperly influenced as to the performance of the annual audit and related services.

3.	Meet with the independent accountants and Management to review the scope of the proposed audit work and key risk considerations, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year and the procedures to be used.

4.	The independent accountants must report to the Audit Committee, prior to the filing of its audit report with the Securities and Exchange Commission, the following:

i.	all critical accounting policies and practices used by the Trust;

ii.	all material alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with Management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountants; and

iii.	other material written communications between the independent accountants and Management.

5.	Review the results of the audit, including the management letters, comments or recommendations made by the independent accountants. At the completion of the annual examination, review the Trust’s financial statements and related footnotes, the independent accountants’ report required by Section 10A(k) of the 1934 Act, any significant changes required in the independent accountants’ audit plan, any serious difficulties or disputes with Management encountered during the course of the audit and any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards. Additionally, inquire of the independent accountants whether there have been any disagreements with Management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report.

6.	Receive disclosure from the independent accountants regarding all services provided to the Trust, including the fees associated with those services, at least annually. If the annual communication is not made within 90 days before the filing of the Trust’s annual report, request to receive an update, in the 90 day period before the filing, of any changes to the previously reported information.

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7.	Review with the independent accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Trust and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review annually the independent public accountants’ letter as to the adequacy of internal controls. The Audit Committee should review responses of Management to the comments and recommendations of the independent accountants and receive follow-up reports on actions taken to resolve such comments and recommendations.

8.	The Audit Committee will receive and review the annual certifications and the related information and reports required of Management by rules adopted from time to time under Section 30(a) of the 1940 Act.

9.	Provide the independent accountants with the opportunity to meet at least annually in an executive session with the members of the Audit Committee without representatives of Management being present. Among the items to be discussed in these meetings are the independent accountants’ evaluation of Management’s financial and accounting personnel, and the cooperation which the independent accountants received during the course of their audit.

10.	Meet to evaluate the performance of the independent accountants at least annually without representatives of the independent accountants being present.

11.	Review fees of the independent accountants in relation to services provided to the Trust.

12.	Review any reports describing pricing determinations in accordance with the Trust’s Valuation Procedures.

13.	From time to time, review the policy of retention of records of the independent accountants to confirm all records pertaining to the annual audit and review of financials are retained for a period of seven years.

B.	Audit and Non-Audit Services Provided to the Trust

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the independent accountants, including the fees to be paid therefor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Audit Committee at each of its scheduled meetings.

Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Trust to the independent accountants in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated.

Additionally, the Audit Committee shall pre-approve the independent accountants’ engagements for non-audit services with the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Trust in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Trust, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent accountants by the Trust, the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

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The independent accountants may not perform contemporaneously any of the following non-audit services for the Trust:

1.	bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

C.	Supervision of Management and the Investment Adviser

The Audit Committee shall meet with Management and the investment adviser:

1.	to review the financial statements contained in the semi-annual report;

2.	to receive periodic reports from Management concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Trust’s assets and its financial reporting;

3.	to review any compliance matter brought to the attention of the Audit Committee; and

4.	to receive any comments from or matters brought to Management’s attention by the staff of the Securities and Exchange Commission.

5.	to review annually the investment adviser’s Service Organization Controls 1 (“SOC 1”) Report..

D.	Qualified Legal Compliance Committee Duties

It is the authority and the responsibility of the Committee as the Trust’s Qualified Legal Compliance Committee (“QLCC”) to:

1.	Receive reports of evidence of a material violation by the Trust or any officer, director, employee or agent of the Trust of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

2.	Inform the Trust’s President of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

3.	Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines an investigation is necessary or appropriate, the QLCC will (i) notify the full Board of Trustees, (ii) initiate an investigation, which may be conducted by the President or outside attorneys, and (iii) retain expert personnel as the QLCC deems necessary;

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4.	At the conclusion of the investigation, the QLCC will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the President and the Board of Trustees of the results of the investigation and the appropriate remedial measures to be adopted;

5.	Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement an appropriate response that the QLCC has recommended; and

6.	Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

E.	Other

The Audit Committee shall:

1.	Submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board.

2.	Investigate any improprieties or suspected improprieties in the Trust’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Trust, and will receive, retain, and consider confidential, anonymous submissions by employees of the Trust of concerns regarding questionable accounting or auditing matters. Review Management’s representations that any unconnected financial misstatements aggregated by the independent accountants are not material to the financial statements as a whole.

3.	Investigate any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

4.	As the Audit Committee deems appropriate, obtain, weigh and consider expert advice as to audit committee related rules on accounting standards and other accounting, legal and regulatory provisions.

5.	Consider such other matters as may be from time to time referred to it by the Board.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and members of the Trust that the accounting and reporting practices of the Trust are in accordance with all requirements and are of the highest quality.

Originally Adopted: September 24, 2007

Last Reviewed and Adopted: March 26, 2012

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APPENDIX B

CHARTER OF THE NOMINATING COMMITTEE

Organization

The Nominating Committee (the “Committee”) of the Board of Trustees for The Campbell Multi-Strategy Trust (the “Trust”) shall be composed solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees of the Trust (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Trustees) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

The Committee shall identify individuals qualified to serve as Independent Trustees of the Trust and shall recommend its nominees for consideration by the full Board.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee of the Trust, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Trust management, the investment adviser or manager of the Trust, Trust service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Trust will forward all nominations received to the Committee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Trustees

After a determination by the Committee that a person should be nominated as an Independent Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Trustees.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: June 29, 2005

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
2850 Quarry Lake Drive
Baltimore, MD 21209
on June 14, 2013

Please detach at perforation before mailing.

PROXY **THE CAMPBELL MULTI-STRATEGY TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of The Campbell Multi-Strategy Trust, a Delaware statutory trust (the "Trust"), hereby appoints Thomas P. Lloyd, Secretary, and Gregory T. Donovan, Assistant Secretary, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the shareholders of the Trust (the "Meeting") to be held at 2850 Quarry Lake Drive, Baltimore, MD 21209, on June 14, 2013 at 11:00 a.m. Eastern Time, and any adjournment or postponement of the Meeting, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying proxy statement (the terms of which are incorporated by reference in this proxy) and revokes any proxy previously given with respect to the Meeting and the interests in the Trust covered hereby.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

____
Signature and Title, if applicable

____
Signature (if held jointly)

____
Date MUL_24584_042913

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholder to Be Held on June 14, 2013. The Notice of Special Meeting of Shareholders and Proxy Statement are available at: https://www.proxy-direct.com/cam-24584

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, in their discretion on any other business as may properly come before the Meeting or any adjournment(s).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Trustees recommends a vote "FOR" each Trustee Nominee.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Trustees: 01. Douglas W. Brinkley 02. Russell A. Fleming 03. Robert G. Merrick 04. Robert E. Patterson 05. G. William Andrews	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MUL_24584_042913